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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 April 22, 2003
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                        (Date of earliest event reported)


                        FIRST COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


Nevada                                 000-19297                 55-0694814
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


P.O. Box 989, Bluefield, Virginia                                24605-0989
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(Address of principal executive offices)                         (Zip Code)


                                 (276) 326-9000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibit is included with this Report:

                  Exhibit 99.1 Press Release dated April 22, 2003.


Item 9. Regulation FD Disclosure

         On April 22, 2003, First Community Bancshares, Inc. announced by press release its earnings for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Report on Form 8-K is furnished pursuant to Item 12.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST COMMUNITY BANCSHARES, INC.


                                        By: /s/ Robert L. Schumacher
                                            -----------------------------------
                                             Robert L. Schumacher
                                             Chief Financial Officer


         Date:    April 22, 2003.